Annual Meeting of
Shareholders
NYSE Amex: TIV
Four Points Hotel - Bakersfield, CA
June 18, 2010

Forward Looking Statements
This presentation contains forward-looking statements that involve risks and uncertainties. Actual results, events and performance could vary materially from those contemplated by these forward-looking statements which includes such words and phrases as exploratory, wildcat, prospect, speculates, unproved, prospective, very large, expect, potential, etc.
Among the factors that could cause actual results, events and performance to differ materially are risks and uncertainties discussed in
"Item IA. Risk Factors" and "Item 7. Management's Discussion and
Analysis of Financial Condition" contained in the company's Annual
Report on SEC Form 10-K for the year ended December 31, 2009, and similar information contained in the company’s Quarterly Report on SEC
Form 10Q for the quarter ended March 31, 2010.

The New Tri-Valley is…
• A California oil producer with more than 9 million barrels of net reserves¹, and over 5 million barrels contingent resources²
• Positioned to become the largest oil sands producer in
• Focused on generating cash flow from operations
• Significantly building production volume and revenue
• Significantly reducing operating costs
• Positioned to define a large porphyry gold, copper, and
 molybdenum system in Alaska
• Led by a proven management team
¹based on new SEC rules for reserves disclosure
²not yet classifiable as “reserves” per SPE PRMS definitions

Where We Are Going
• Increase daily gross oil production from 300 to 1,000 barrels by year end
• Reduce per barrel production costs by 15% by year end
• Reduce G&A expenses by 10% versus 2009
• Achieve cash flow from operations breakeven by year end
• Capitalize on our Oxnard Tar Sands Project opportunity
• Initiate first SAGD oil sands production in California
• Maximize shareholder value of Select Resources subsidiary

Gas Fields
Area of Oil and Gas Seeps
Oil Fields
Oil Fields

TRI-VALLEY CORP.

TVOG
Operations
California Oil and Gas Fields
California Oil and Gas Fields

Oxnard
Montalvo
Saticoy
Old Olivas Adobe
VENTURA FWY
Camarillo
Oxnard Air Force Base
PLEASANT VALLEY RD
W GONZALES RD
DORIS AVE
TEAL CLUB RD
Oxnard Airport
E COLONIA RD
W WOOLEY RD
E WOOLEY RD
W CHANNEL ISLANDS BLVD
W CHANNEL ISLANDS BLVD
ETTING RD
W PLEASANT VALLEY RD
E HUENEME RD
BROOME RANCH RD
POTRERO RD
Round Mountain
Long Grove Canyon
Pleasant Valley
Hollywood Beach
Oxnard Beach
Hollywood by the Sea
Silver Strand
Port Hueneme
Ormond Beach
Point Mugu NAWS
Broome Ranch
S LAS POSAS RD
LAS POSAS RD
S RICE AVE
RICE AVE
N ROSE AVE
SANTA CLARA AVE
CENTRAL AVE
VICTORIA AVE
N HARBOR BLVD
LEWIS RD
118
126
1
34

TRI-VALLEY CORP.

Pleasant Valley - Oxnard, CA
PLEASANT VALLEY

Surface Wellhead
Cap Rock
Steam Chamber
Steam
Injection
Oil

Source: Adapted from a Canadian Centre for Energy Information image

TRI-VALLEY CORP.

Steam Assisted Gravity Drainage Diagram

Pleasant Valley
• An “unconventional” heavy oil project to exploit 128 MMB OOIP¹
 from the Upper Vaca Tar Sands in the Oxnard Oilfield (3 leases):
 • Confirmed in October 2009 by an independent evaluation
 performed by AJM Petroleum Consultants (Calgary, AB)
• Upper Vaca Tar is analogous to the Canadian Athabasca Oil Sands
• Oxnard Oilfield, discovered in 1937, has 400 MMB OOIP in the
 Upper Vaca Tar as estimated by CA Dept of Oil & Gas
• TIV is first operator to produce heavy oil from horizontal wells drilled into the Upper Vaca Tar formation
• Maximum recovery up to 60% of OOIP will require deployment of latest Canadian technologies such as Steam-Assisted, Gravity-
 Drainage (SAGD)
 ¹original oil in place

Pleasant Valley (Cont.)
Tri Valley Ownership Interests:
 – 25.00% working interest¹
 – 18.75% net revenue interest
 – 5.11% overriding royalty interest
OPUS Partners Ownership Interests:
 – 75.00% working interest
 – 56.25% net revenue interest
¹TIV has been carried by OPUS for its share of capital
 costs.

Sturgis Rd
East Pleasant Valley Rd
0
100
T2N
T1N
R22W
R21W
Legend
Road
Airport

TRI-VALLEY CORP.

Oxnard Project
Pleasant
Valley
Lease
Scholle -
Livingston
Lease
Lenox Ranch
Lease
 Three Leases
 •  Pleasant Valley
 (in production)
 •  Scholle-Livingston
 •  Lenox Ranch
 Original Oil in Place
 = 128 million barrels

	Oxnard Vaca	Foster Creek	Christina Lake	Firebag
Average Depth	1,900’	1,640’	1,150’	1,050’
Gross Pay	250’	30’ to 100’	60’ to 115’	115’ to 130’
Porosity	32 to 36%	33 to 34%	30 to 36%	21 to 36%
Oil Saturation	70%	80%	70 to 85%	80 to 95%
Temperature	100˚F	54˚F	52˚F	46˚F
Oil Viscosity	380,000cp	200,000cp	300,000cp	10,000,000cp
Oil Gravity	4 to 7˚API	12˚API	8˚API	7˚API
Recovery Factor	20 to 60%	70%	65%	75%
Vaca Tar Sands vs. Canada’s Oil Sands

7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Calendar Daily Rate (net barrels)
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
PDP
TP
P+P
P+P+P

TRI-VALLEY CORP.

Production Profile - Reserves

7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Calendar Daily Rate (net barrels)
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Low
Best
High

TRI-VALLEY CORP.

Production Profile - Contingent Resources

Pleasant Valley:
Driving Down Costs as Production Increases

$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
Cost per Barrel
$33
$21
350
1,000
1,930
3,000
4,500
5,840
Barrels per Day

TRI-VALLEY CORP.

Highway 178
Bakersfield
Claflin Lease
Highway 58
I-5
Highway 99

TRI-VALLEY CORP.

Claflin Project - Bakersfield, CA

Claflin Project
• TIV Ownership:
 • 100% working interest
 • 87.5% net revenue interest
• 2.0 MMB net proved reserves (SEC)
• 29 Wells to be Drilled and Equipped during 2010-2011
• Peak production is estimated at 800 BOPD in 2011
• Average of 62,800 Barrels of Oil Produced Annually for
 15 years
• Generate $3.0 Million of Average Annual Net Operating
 Profit for 15 years
• TIV has acquired a second similar adjoining property

Claflin: B/E $Cost/Bbl vs. Volume

$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
Cost per Barrel
200
300
400
500
600
700
800
Barrels per Day

TRI-VALLEY CORP.

$25
$10

Select Resources

Industrial Minerals

RUSSIA
Barrow
Wainwright
Prudhoe Bay
Point Lay
Point Hope
Noatak
Wiseman
CANADA
Kotzebue
Selawik
Fort Yukon
Beaver
Circle
Taylor
Rampart
Teller
Nome
White Mountain
Savoonga
RUSSIA
St Lawrence Is
U.S.A.
St Michael
McGrath
Tok
Alakanuk
Pilot Station
Copper Center
Whitehorse
Valdez
Hooper Bay
Haines
Skagway
St Matthew Is
Kalskag
Cordova
Mekoryuk
Tununak
Kenai
Seward
Yakutat
Juneau
Nunivak Is
Kipnuk
Homer
Petersburg
BERING SEA
Ekwok
Port Graham
Sitka
Dillingham
Port William
GULF OF ALASKA
Egegik
Kodiak
St. Paul
Pilot Point
Kodiak Is
Pribilof Islands
St. George
Old Harbor
Attu Is
Attu
Queen Charlotte Islands
Chignik
Agattu Is
Perryville
Fort Randall
King Cove
Unalaska
Amchitka Is
Adak
Adak Is
Atka Is
Atka
Amlia Is
Nikolski
Unalaska Is
Umnak Is
PACIFIC OCEAN
N
ALASKA
0 100 200 Miles
©1997 MAGELLAN Geographix℠ Santa Barbara, CA (805) 685-3100 www.maps.com

Shorty Creek
Richardson
Admiral Calder
Precious Metals
Dawson City and
The Klondike River
Fort Knox and True North Gold
Mines

Select's Mineral Properties

(located in a belt of deposits that puts us ***in good company***)

GREATER TINTINA GOLD BELT
ALASKA
YUKON
NWT
Tombstone Suite
~94-90 Ma Alaska
Tombstone Suite
~94-90 Ma
Western Belt ~76-55 Ma
Eastern Belt ~110-85 Ma
International Tower Hill
Ft Knox
True North
Pogo
Brewery Creek
Dublin Gulch
Donlin Creek
Shorty Creek
Fairbanks
Richardson (Democrat)
Dawson
Typhoon
Kaltag Fault
Yukon-Kuskokwim Basin
McGrath
Kuskokwim
Denali Fault
Tintina Fault
SELWYN BASIN
Anchorage
Bristol Bay
Select Properties
Cities
Deposits
Igneous Rocks
Igneous Belts
~ 76-55 Ma Intrusives and Volcano-Plutonic Complexes
~110-85 Ma Intrusives
Yukon-Kuskokwim Region
Paleozoic shelf sediments
Cretaceous clastics and volcaniclastics
Yukon-Tanana
Late Precambrian to Paleozoic metamorphics
Selwyn Basin
Paleozoic-Jurassic shelf sediments
Alaska and Selwyn Basin
Late Precambrian to Early Cambrian sediments (Omenica/Foreland)
SELECT RESOURCES CORPORATION
a wholly owned subsidiary of Tri-Valley Corporation
Select Resources Properties
Alaska and Yukon Territory
Geologic and Metallogenic Context
Date: Jan '06
Author:
Office:
Drawing:
Scale: 1:7,000,000
Projection: Latitude-Longitude (WGS84)
0
250
500
kilometers

Livengood Deposit
Olive Cr Placer Mine
Tolovana River
Wilber Cr Placer Mine
Hill 1710
Hill 1870
Hill 2161
Alyeska Oil Pipeline
SHORTY CREEK PROJECT
SELECT RESOURCES CORPORATION
General Land Status
0 1 2 4
Kilometers
1 cm = 1 kilometers
1:100000
N
S
W
E
Date printed: 04/29/2010
Explanation
Select Resources
Mental Health Trust

Shorty Creek Land Status
➢ Original leased lands cover
 4,480 acres
➢ Select-staked lands cover
 26,400 acres
➢ One-mile wide Trans-Alaska
 O&G pipeline corridors are
 closed to mineral entry
➢ ITH Livengood 18.5 million oz
 gold (.30 g/t cutoff) deposit is
 adjacent to the north
➢ Asarco drilled 8 holes with
 gold intercepts on Hill 1835
 from .53 to 4.5 g/t (1988-89)
Hill 1835
Livengood

Shorty Creek
 • Shorty Creek is a potential world class porphyry deposit
 • Recent 43-101 report indicates large porphyry gold, copper and molybdenum system up to 8 miles in diameter
 •  Offsets ITH’s Livengood property containing 18.5 million oz of gold resource @ 0.3 g/t cut-off (heap leach quality)

 •  6 anomalies have been identified for further exploration work in the 43-101 report evaluation
 • Asarco had multiple intercepts during 1988-89 program:
 • Drilled 20 holes, 8 had gold intercepts ranging from
 0.53 g/t to 4.5 g/t on Hill 1835

OXY

ConocoPhillips

Mobil

ConocoPhillips

EXXON

TRI-VALLEY CORP.

Top Management has Diversified Experience
with Major Oil Companies
 Maston N. Cunningham, Chief Executive Officer and President
 Mr. Cunningham became CEO in March 2010 after serving as President & Chief Operating Officer since May 2009. He joined the
 Company in early 2009 as VP Corporate Development following a distinguished 22-year international career with Occidental
 Petroleum Corporation (Oxy), including 15 years of senior assignments in Pakistan, Peru and Ecuador. Under his leadership as
 President & GM of Oxy’s Ecuadorian subsidiary, he led a successful restructuring of the company and renegotiation of its Block 15 contract that led to increased oil production from 16,000 to over 100,000 barrels per day (bopd), following new exploration and development investments by Oxy and completion of the new $1 billion privately owned and operated 450,000 bopd heavy oil pipeline system, Oleoducto de Crudos Pesados (OCP).  Mr. Cunningham has an M.B.A. from the University of Texas at Austin and is a graduate of Trinity University. He is a CPA and also fluent in Spanish.
 John E. Durbin, Chief Financial Officer
 Mr. Durbin joined as Chief Financial Officer in October 2009. The majority of Mr. Durbin’s 30-year career was spent in various senior management positions in finance and treasury with subsidiaries of Conoco Inc., and The DuPont Company. During his
 career, he has worked internationally from assignments in Bermuda, Switzerland, and Brazil. Most recently at ConocoPhillips, he was Assistant Treasurer for Risk Management in Houston, and was involved in the design and implementation of an Enterprise
 Risk Management Program across the corporation. He holds a BS in Finance from Montana State University and an M.B.A. in
 International Financial Management from Thunderbird School of Global Management. He is multilingual with abilities in Arabic,
 French, German, Italian, Portuguese, Russian, and Spanish.
 Joseph R. Kandle, Sr. Vice President of Corporate Development, President Tri-Valley Oil & Gas Co.

 Mr. Kandle joined in June 1998 and has over 45 years of experience in drilling, production, and operations. He commenced his professional career with Mobil in 1965 where he specialized in deep drilling. After a long career with Mobil, he joined Atlantic Oil
 Company and held positions of V.P. & Chief Engineer of Great Basins Petroleum, V.P. Engineering with Star Resources and V.P.-
 Engineering. He received his Petroleum Engineering from the Montana School of Mines.

James C. Kromer, Vice President of Operations

Mr. Kromer became Vice President of Operations in October 2009 after joining Tri-Valley in May 2009 as Operations Manager, and has over 44 years of experience in drilling, production, reservoir engineering, and operations. Prior to Tri-Valley, he has held engineering and management positions at Conoco, Exxon, Amerada Hess, Omni Exploration, Damson Oil, Ely and Associates,
Stream Energy, Matris Exploration, and Delta Petroleum; and his experience includes 7 years in foreign assignments in Libya and Abu Dhabi. Mr. Kromer is a graduate of The Pennsylvania State University where he received a B. S. degree in Petroleum and Natural Gas Engineering.

Top Management has Diversified Experience
with Major Oil Companies (cont.)

 Michael P. Stark, Vice President of Exploration

 Mr. Stark has over 35 years with leading oil and gas producers and was most recently Vice President of Exploration and Land for
 Ivanhoe Energy (USA) for 12 years where he led a successful California exploration program that resulted in three discoveries.
 Prior to Ivanhoe, Mr. Stark had a 20 year successful career with Occidental Petroleum Corporation (Oxy) that included positions in the U.S. and abroad including the United Kingdom and Pakistan. As Oxy’s Regional Exploration Manager for Europe, the
 Middle East and the CIS, he directed an exploration team that discovered over 500 million barrels of oil. He received his BS in
 Geology from the University of California at Los Angeles and his Masters of Science in Geology from Iowa State University.

  James G. Bush, President, Select Resources Corporation

 Mr. Bush has over 30 years in the natural resource industry previously working 10 years with the DOE’s Pacific Northwest National
 Laboratory and 10 years with ICF Kaiser Engineers.  Earlier in his career he worked for Atlantic Richfield (on and off-shore Alaska and Texas), Aspen Exploration, and the Anaconda Copper Co.  His particular expertise in gold placer exploration is very valuable to Tri-Valley and was the finding geologist for Alaska’s recent Valdez Creek gold mine.  He received his BS in Geology from Ohio
 State University and his Masters of Science from the South Dakota School of Mines and Technology.